UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22021

                             The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                        Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Agnes Mullady

Gabelli Funds, LLC

One Corporate Center

                        Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Annual Report — December 31, 2012

Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) total return of The Gabelli Healthcare & WellnessRx Trust (the “Fund”) was 25.4%, compared with a total return of 17.9% for the Standard & Poor’s (“S&P”) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 36.3%. On December 31, 2012, the Fund’s NAV per share was $9.55, while the price of the publicly traded shares closed at $8.62 on the New York Stock Exchange (“NYSE”). See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Sincerely yours,

Agnes Mullady

President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)

	1 Year	3 Year	5 Year	Since Inception (06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	25.37%	14.19%	7.72%	7.17%
Investment Total Return (c)	36.33	15.40	7.96	5.01
S&P 500 Health Care Index	17.89	11.00	4.79	4.45
S&P 500 Index	16.00	10.87	1.66	1.26(d)
S&P 500 Consumer Staples Index	10.76	12.94	6.96	7.93
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $8.00.
(d)	From June 30, 2007, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2012:

The Gabelli Healthcare & WellnessRx Trust

Food	26.6%
Health Care Providers and Services	17.3%
Pharmaceuticals	12.9%
Health Care Equipment and Supplies	11.7%
U.S. Government Obligations	11.2%
Food and Staples Retailing	8.7%
Beverages	7.4%
Biotechnology	2.0%
Consumer Services and Supplies	0.6%

Materials	0.5%
Specialty Chemicals	0.4%
Household and Personal Products	0.2%
Hotels and Gaming	0.2%
Computer Software and Services	0.2%
Health Care	0.1%
Retail	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 88.7%
	Beverages — 7.4%
160,000	DE Master Blenders 1753 NV†	$1,736,990	$1,841,394
45,000	Dr Pepper Snapple Group Inc.	1,287,601	1,988,100
26,000	ITO EN Ltd.	400,457	477,174
8,000	Mead Johnson Nutrition Co.	470,832	527,120
15,000	Morinaga Milk Industry Co. Ltd.	48,287	47,787
400,000	Parmalat SpA	1,096,287	929,250
30,000	PepsiCo Inc.	1,903,267	2,052,900
60,000	The Coca-Cola Co.	1,666,457	2,175,000
424,000	Vitasoy International Holdings Ltd.	253,570	433,253

		8,863,748	10,471,978

	Biotechnology — 2.0%
70,000	3SBio Inc., ADR†	772,737	954,800
318,600	Complete Genomics Inc.†	981,139	1,003,590
1,000	Illumina Inc.†	39,189	55,590
100,000	Lexicon Pharmaceuticals Inc.†	237,501	222,000
210,000	NeoGenomics Inc.†	338,888	520,800

		2,369,454	2,756,780

	Computer Software and Services — 0.2%
15,000	Computer Task Group Inc.†	187,042	273,450

	Consumer Services and Supplies — 0.6%
15,000	Weight Watchers International Inc.	448,019	785,400

	Food — 26.6%
6,000	Calavo Growers Inc.	138,082	151,260
10,000	Campbell Soup Co.	331,113	348,900
10,000	ConAgra Foods Inc.	291,842	295,000
24,000	Danone SA.	1,246,018	1,580,940
25,000	Dean Foods Co.†	330,600	412,750
45,000	Flowers Foods Inc.	657,458	1,047,150
60,000	General Mills Inc.	1,870,784	2,424,600
20,000	H.J. Heinz Co.	855,165	1,153,600
40,000	Hillshire Brands Co.	1,035,573	1,125,600
70,200	Inventure Foods Inc.†	295,204	455,598
38,500	Kellogg Co.	1,940,251	2,150,225
29,000	Kerry Group plc, Cl. A	954,025	1,524,261
140,000	Kikkoman Corp.	1,588,067	1,987,649
25,000	Kraft Foods Group Inc.	882,253	1,136,750
80,000	Lifeway Foods Inc.	793,182	699,200
10,000	MEIJI Holdings Co. Ltd.	433,330	431,696
65,000	Mondelez International Inc., Cl. A.	1,361,958	1,655,550
61,000	Nestlé SA	2,868,674	3,974,854
10,000	Post Holdings Inc.†	227,782	342,500
35,000	Ralcorp Holdings Inc.†	2,359,980	3,137,750
6,000	Rock Field Co. Ltd.	81,896	99,659
117,000	Smart Balance Inc.†	682,507	1,509,300

Shares		Cost	Market Value
58,200	Snyders-Lance Inc.	$1,149,119	$1,403,202
22,000	The Hain Celestial Group Inc.†	380,418	1,192,840
24,000	The J.M. Smucker Co.	1,307,314	2,069,760
110,000	Tingyi (Cayman Islands) Holding Corp.	176,608	305,837
60,000	Unilever plc, ADR	1,850,196	2,323,200
58,000	Yakult Honsha Co. Ltd.	1,552,813	2,527,270

		27,642,212	37,466,901

	Food and Staples Retailing — 8.7%
82,000	CVS Caremark Corp.	2,780,246	3,964,700
10,000	GNC Holdings, Inc., Cl. A	310,356	332,800
30,000	Ingles Markets Inc., Cl. A	454,430	517,800
40,000	The Kroger Co.	852,218	1,040,800
30,000	United Natural Foods Inc.†	1,034,476	1,607,700
10,000	Vitamin Shoppe, Inc.†	458,507	573,600
40,000	Walgreen Co.	1,311,835	1,480,400
29,600	Whole Foods Market Inc.	797,514	2,703,368

		7,999,582	12,221,168

	Health Care Equipment and Supplies — 11.7%
15,000	Baxter International Inc.	858,102	999,900
12,500	Becton, Dickinson and Co.	993,583	977,375
65,000	Boston Scientific Corp.†	468,796	372,450
28,200	Cantel Medical Corp	691,159	838,386
41,000	Covidien plc.	1,694,304	2,367,340
37,000	Cutera Inc.†	380,166	333,000
7,000	Exactech Inc.†	122,219	118,650
30,000	Gerresheimer AG	1,327,264	1,587,711
20,000	Greatbatch Inc.†	401,189	464,800
9,400	Henry Schein Inc.†	418,608	756,324
5,000	Hospira Inc.†	171,333	156,200
20,000	ICU Medical Inc.†	831,603	1,218,600
13,000	MAKO Surgical Corp.†	272,728	167,310
15,500	Medtronic Inc.	625,120	635,810
35,000	Orthofix International NV†	1,184,835	1,376,550
14,000	Palomar Medical Technologies Inc.†	167,581	128,940
45,000	Q-Med AB, Escrow†(a)	0	0
118,000	Rochester Medical Corp.†	1,165,310	1,189,440
20,000	Stryker Corp.	1,026,506	1,096,400
15,000	The Cooper Companies Inc.	1,112,547	1,387,200
25,000	Vascular Solutions Inc.†	245,684	395,000

		14,158,637	16,567,386

	Health Care Providers and Services — 17.3%
347,348	Adcare Health Systems Inc.†	1,236,371	1,649,903
25,000	Aetna Inc.	1,074,473	1,157,500
50,000	AmerisourceBergen Corp.	1,476,790	2,159,000
21,445	Chemed Corp.	1,106,091	1,470,913
30,000	Cigna Corp.	1,113,675	1,603,800
20,000	DaVita HealthCare Partners Inc.†	2,176,594	2,210,600

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care Providers and Services (Continued)
50,000	Express Scripts Holding Co.†	$2,380,668	$2,700,000
109,000	Gentiva Health Services Inc.†	1,066,651	1,095,450
30,000	HCA Holdings Inc.	923,512	905,100
15,000	Humana Inc.	1,047,779	1,029,450
23,000	McKesson Corp.	1,524,173	2,230,080
20,250	Owens & Minor Inc.	501,559	577,328
167,581	Sunrise Senior Living Inc.†	2,393,189	2,409,815
37,500	Tenet Healthcare Corp.†	924,625	1,217,625
31,000	UnitedHealth Group Inc.	1,262,149	1,681,440
20,000	WuXi PharmaTech Cayman Inc., ADR†	271,142	315,000

		20,479,441	24,413,004

	Hotels and Gaming — 0.2%
7,922	Ryman Hospitality Properties Inc	190,590	304,676

	Household and Personal Products — 0.2%
23,000	Avon Products Inc	453,733	330,280

	Materials — 0.5%
50,000	Sparton Corp.†	623,344	693,500

	Pharmaceuticals — 12.9%
30,000	Abbott Laboratories	1,498,871	1,965,000
1,000	Allergan Inc.	70,890	91,730
30,721	BioScrip Inc.†	300,107	330,865
80,000	Bristol-Myers Squibb Co.	2,365,477	2,607,200
10,000	Endo Health Solutions Inc.†	313,704	262,700
43,000	Johnson & Johnson	2,559,340	3,014,300
50,000	Merck & Co. Inc.	1,719,422	2,047,000
60,000	Mylan Inc.†	946,512	1,648,800
50,000	Pfizer Inc	936,615	1,254,000
6,000	Roche Holding AG, ADR	250,095	303,000
31,800	Watson Pharmaceuticals Inc.†	1,839,909	2,734,800
700,000	YM Biosciences Inc.†	2,035,000	2,009,000

		14,835,942	18,268,395

	Retail — 0.0%
1,000	Nutraceutical International Corp.	16,338	16,540

	Specialty Chemicals — 0.4%
10,000	FMC Corp.	393,194	585,200

	TOTAL COMMON STOCKS	98,661,276	125,154,658

Shares		Cost	Market Value
	RIGHTS — 0.1%
	Health Care — 0.1%
40,000	American Medical Alert Corp.†(a)	$0	$400
110,000	Sanofi, CVR, expire 12/31/20†	192,666	187,550

	TOTAL RIGHTS	192,666	187,950

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 11.2%
$15,820,000	U.S. Treasury Bills, 0.100% to 0.150%††, 01/03/13 to 06/13/13	15,814,048	15,815,685

TOTAL INVESTMENTS — 100.0%		$114,667,990	141,158,293

Other Assets and Liabilities (Net)			(3,977,523)

PREFERRED STOCK
(1,200,000 preferred shares outstanding)			(30,000,000)

NET ASSETS — COMMON STOCK
(11,217,460 common shares outstanding)			$107,180,770

NET ASSET VALUE PER COMMON SHARE
($107,180,770 ÷ 11,217,460 shares outstanding)			$9.55

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $400 or 0.00% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	%of Market Value	Market Value
North America	81.9%	$115,582,117
Europe	11.8	16,619,500
Japan	3.9	5,571,236
Asia/Pacific	1.4	2,008,890
Latin America	1.0	1,376,550

Total Investments	100.0%	$141,158,293

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $114,667,990)	$141,158,293
Cash	50,166
Dividends receivable	167,176
Deferred offering expense	92,439
Prepaid expenses	4,505

Total Assets	141,472,579

Liabilities:
Distributions payable	28,800
Payable for investments purchased	3,905,435
Payable for investment advisory fees	119,055
Payable for payroll expenses	47,686
Payable for accounting fees	3,750
Other accrued expenses	187,083

Total Liabilities	4,291,809

Preferred Shares:
Series A Cumulative Preferred Shares (5.760%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized, issued, and outstanding)	30,000,000

Net Assets Attributable to Common Shareholders	$107,180,770

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$81,158,151
Accumulated distributions in excess of net investment income	(28,800)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(439,254)
Net unrealized appreciation on investments	26,490,303
Net unrealized appreciation on foreign currency translations	370

Net Assets	$107,180,770

Net Asset Value per Common Share:
($107,180,770 ÷ 11,217,460 shares out standing at $0.001 par value; unlimited number of shares authorized)	$9.55

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $17,920)	$2,716,062
Interest	13,802

Total Investment Income	2,729,864

Expenses:
Investment advisory fees	1,392,435
Shareholder communications expenses	274,329
Payroll expenses	144,599
Shareholder services fees	80,712
Trustees’ fees	61,170
Accounting fees	45,000
Legal and audit fees	44,147
Custodian fees	12,654
Miscellaneous expenses	62,340

Total Expenses	2,117,386

Net Investment Income	612,478

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	13,448,568
Net realized loss on foreign currency transactions	(2,141)

Net realized gain on investments and foreign currency transactions	13,446,427

Net change in unrealized appreciation/depreciation:
on investments	11,832,234
on foreign currency translations	(776)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	11,831,458

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	25,277,885

Net Increase in Net Assets Resulting from Operations	25,890,363

Total Distributions to Preferred Shareholders	(1,732,800)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$24,157,563

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable To Common Shareholders

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income/(loss)	$612,478	$(392,119)
Net realized gain on investments and foreign currency transactions	13,446,427	3,929,212
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	11,831,458	4,567,847

Net Increase in Net Assets Resulting from Operations.	25,890,363	8,104,940

Distributions to Preferred Shareholders:
Net investment income	(76,394)	—
Net realized short-term gain	(438,615)	—
Net realized long-term gain	(1,217,791)	(1,728,000)

Total Distributions to Preferred Shareholders	(1,732,800)	(1,728,000)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations.	24,157,563	6,376,940

Distributions to Common Shareholders:
Net investment Income.	(538,741)	—
Net realized short-term gain	(3,093,187)	—
Net realized long-term gain	(8,588,060)	—
Return of capital	(231,393)	—

Total Distributions to Common Shareholders	(12,451,381)	—

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	—	18,262,221
Net decrease from repurchase of common shares.	(98,464)	(77,575)
Offering costs for common shares charged to paid-in capital	(3,063)	(423,803)
Offering costs for preferred shares charged to paid-in capital	—	(1,488)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(101,527)	17,759,355

Net Increase in Net Assets Attributable to Common Shareholders	11,604,655	24,136,295

Net Assets Attributable to Common Shareholders:
Beginning of period	95,576,115	71,439,820

End of period (including undistributed net investment income of $0 and $0, respectively)	$107,180,770	$95,576,115

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012		2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$ 8.51		$ 8.47	$ 7.76	$ 6.21	$ 8.03

Net investment income/(loss)	0.05		0.01	(0.05)	(0.05)	(0.07)
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions.	2.25		0.95	0.98	1.60	(1.70)

Total from investment operations	2.30		0.96	0.93	1.55	(1.77)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	—	(0.07)	—	—
Net realized short-term/long-term gain	(0.15)		(0.16)	—	—	—

Total distributions to preferred shareholders	(0.15)		(0.16)	(0.07)	—	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	2.15		0.80	0.86	1.55	(1.77)

Distributions to Common Shareholders:
Net investment income	(0.05)		—	—	—	(0.01)
Net realized short-term/long-term gain	(1.04)		—	—	—	(0.04)
Return of capital	(0.02)		—	—	—	—

Total distributions to common shareholders	(1.11)		—	—	—	(0.05)

Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	—		(0.72)	0.01	—	—
Offering costs for preferred shares charged to paid-in capital	—		—	(0.16)	—	—
Offering costs for common shares charged to paid-in capital	(0.00	)(b)	(0.04)	—	—	—

Total fund share transactions	0.00	(b)	(0.76)	(0.15)	—	—

Net Asset Value Attributable to Common Shareholders, End of Period	$ 9.55		$ 8.51	$ 8.47	$ 7.76	$ 6.21

NAV total return†	25.37%		8.80%	9.15%	24.96%	(22.03)%

Market value, end of period	$ 8.62		$ 7.14	$ 7.08	$ 6.70	$ 5.01

Investment total return ††	36.33%		6.68%	5.67%	33.73%	(28.63)%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$137,181	$125,576	$101,440	—	—
Net assets attributable to common shares, end of period (in 000’s)	$107,181	$95,576	$71,440	$65,750	$52,622
Ratio of net investment income/(loss) to average net assets attributable to common shares	0.56%	(0.44)%	(0.65)%	(0.72)%	(0.94)%
Ratio of operating expenses to average net assets attributable to common shares	1.94%	2.22%	2.11%	2.04%	2.41%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.52%	1.66%	1.82%	—	—
Portfolio turnover rate	46.6%	66.2%	45.2%	55.7%	122.0%
Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$30,000	$30,000	$30,000	—	—
Total shares outstanding (in 000’s)	1,200	1,200	1,200	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—
Average market value (c)	$27.46	$26.34	$25.35	—	—
Asset coverage per share	$114.32	$104.65	$84.53	—	—
Asset Coverage	457%	419%	338%	—	—

†

Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

††

Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.

The Fund’s investment objective is long-term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care Equipment and Supplies	$ 16,567,386	—	$ 0	$ 16,567,386
Other Industries(a)	108,587,272	—	—	108,587,272
Total Common Stocks	125,154,658	—	0	125,154,658
Rights(a)	187,550	—	400	187,950
U.S. Government Obligations	—	$15,815,685	—	15,815,685
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$125,342,208	$15,815,685	$400	$141,158,293

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended December 31, 2012, the Fund held no investments in forward foreign exchange contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest without limit in restricted securities. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted securities at December 31, 2012.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to tax treatment of currency gains and losses and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to increase accumulated distributions in excess of net investment income by $26,143 and to decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $26,143.

Distributions to shareholders of the Fund’s 5.76% Series A Cumulative Preferred Shares (“Series A Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$3,631,928	$515,009	—	—
Net long-term capital gains	8,588,060	1,217,791	—	$1,728,000
Return of capital	231,393	—	—	—

Total distributions paid	$12,451,381	$1,732,800	—	$1,728,000

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$26,051,416
Other temporary differences*	(28,800)

Total.	$26,022,616

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the differences between book basis and tax basis unrealized appreciation/depreciation was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$115,107,247	$27,333,776	$(1,282,730)	$26,051,046

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $61,162 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2012, the Fund accrued $144,599 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $58,833,084 and $78,305,973, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2012 and December 31, 2011, the Fund repurchased and retired 12,200 and 11,056 common shares on the open market at a cost of $98,464 and $77,575 and an average discount of approximately 15.22%, and 16.67%, respectively, from its NAV.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares issued in rights offering.	—	—	2,809,315	$18,262,221
Net decrease from repurchase of common shares	(12,200)	$(98,464)	(11,056)	(77,575)

Total	(12,200)	$(98,464)	2,798,259	$18,184,646

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Series A Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the 5.760% rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund filed a $100 million shelf registration statement with the SEC that went effective June 21, 2010, enabling the Fund to offer additional common and preferred shares.

On August 20, 2010, the Fund received net proceeds of $28,725,173 (after underwriting discounts of $945,000 and offering expenses of $329,827) from the public offering of 1,200,000 shares of Series A Preferred. Commencing August 20, 2015 and at any time thereafter, the Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2012 the Fund did not repurchase any of the Series A Preferred. At December 31, 2012, 1,200,000 Series A Preferred were outstanding and accrued dividends amounted to $28,800.

On March 8, 2011, the Fund distributed one transferable right for each of the 8,427,945 shares of common stock outstanding on that date. Three rights were required to purchase one additional share of common stock at the subscription price of $6.50 per share. On April 12, 2011, the Fund issued 2,809,315 shares of common stock, receiving proceeds of $18,262,221, prior to the deduction of offering expenses of $423,803. The NAV per share of the Fund was reduced by approximately $0.72 per share as a result of the issuance of shares below NAV.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Continued)

vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including the Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Healthcare & WellnessRx Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Healthcare & WellnessRx Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Healthcare & WellnessRx Trust (hereafter referred to as the “Trust”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

The Gabelli Healthcare & WellnessRx Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Healthcare & WellnessRx Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[5]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 2007**	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[6]:

Anthony J. Colavita[4] Trustee Age: 77	Since 2007***	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[4] Trustee Age: 74	Since 2007*	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Vincent D. Enright Trustee Age: 69	Since 2007**	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Robert Kolodny, MD Trustee Age: 68	Since 2007***	2	Physician; Principle of KBS Management LLC (investment adviser) since 2006; General Partner of KBS II Investment Partnership, KBS III Investment Partnership, KBS IV Limited Partnership, KBS New Dimensions, L.P., KBS Global Opportunities, L.P. and KBS VII Limited Partnership (private investment partnerships) since 1981; Medical Director and Chairman of the Board of the Behavioral Medicine Institute since 1983	—

Kuni Nakamura Trustee Age: 44	Since 2012*	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Anthonie C. van Ekris Trustee Age: 78	Since 2007**	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 67	Since 2007***	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

The Gabelli Healthcare & WellnessRx Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Agnes Mullady President and Treasurer Age: 54	Since 2007	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Bruce N. Alpert Secretary and Acting Chief Compliance Officer Age: 61	Since 2007 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 46	Since 2007	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996

Wayne C. Pinsent, CFA Assistant Vice President and Ombudsman Age: 27	Since 2011	Research Analyst for Gabelli & Co (2008-2010); Student New York University (2004-2008)

Adam E. Tokar Vice President Age: 32	Since 2007	Vice President of the Fund since 2011, Assistant Vice President and Ombudsman of the Fund 2007-2010; Vice President and Ombudsman of the Gabelli Utility & Income Trust since 2011

David L. Schachter Vice President Age: 59	Since 2007	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1999

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	- Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	- Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	- Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

4	Represents holders of the Fund’s Preferred Shares.
5

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

6	Trustees who are not interested persons are considered “Independent” Directors.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2012

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share	Ordinary Investment Income	Long-Term Capital Gains	Return of Capital (a)	Dividend Reinvestment Price
Common Shares
06/22/12	06/15/12	$0.10000	$0.02929	$0.06866	$0.00206	$8.15870
09/21/12	09/14/12	0.10000	0.02929	0.06866	0.00206	9.10990
12/20/12	12/14/12	0.91000	0.26651	0.62477	0.01872	8.79780

		$1.11000	$0.32508	$0.76208	$0.02284
5.760% Series A Cumulative Preferred Shares

03/26/12	03/19/12	$0.36000	0.08940	0.27060
06/26/12	06/19/12	0.36000	0.10760	0.25240
09/26/12	09/19/12	0.36000	0.10760	0.25240
12/26/12	12/18/12	0.36000	0.10760	0.25240

		$1.44000	$0.41220	$1.02780

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2012 tax returns. Ordinary distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long-term gain distributions for the fiscal year ended December 31, 2012 were $9,781,851, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2012, the Fund paid to common and 5.760% Series A Cumulative Preferred shareholders ordinary income dividends of $0.32508 and $0.41220 per share, respectively. For 2012, 52.68% of the ordinary dividend qualified for the dividend received deduction available to corporations, 64.00% of the ordinary income distribution was deemed qualified dividend income, and 1.50% of ordinary income distribution was qualified interest income. The Fund designates 85.27% of the ordinary income distribution as qualified short-term capital gain pursuant to the American Jobs Creation Act of 2004. The percentage of ordinary income dividends paid by the Fund during 2012 derived from U.S. Government securities was 0.07%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 11.53%.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2012

Historical Distribution Summary

		Short-Term	Long-Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to Cost
	Income (b)	Gains (b)	Gains	Capital (a)	Distributions	Basis (c)
Common Shares
2012	$0.04784	$0.27724	$0.76208	$0.02284	$1.11000	$0.02284
2011	—	—	—	—	—	—
2010	—	—	—	—	—	—
2009	—	—	—	—	—	—
2008	0.01140	0.03860	—	—	0.05000	—
2007	0.01150	0.03850	—	—	0.05000	—
5.760% Series A Cumulative Preferred Shares
2012	$0.06060	$0.35160	$1.02780	—	$1.44000
2011	—	—	1.44000	—	1.44000
2010	—	0.50800	—	—	0.50800

(a) Non-taxable.

(b) Taxable as ordinary income for Federal tax purposes.

(c) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center,

Rye, NY 10580-1422

Investment Objective:

The Gabelli Healthcare & WellnessRx Trust is a non-diversified, closed-end management investment company whose investment objective is long-term growth of capital. The Fund seeks opportunities for long-term growth presented in the healthcare and wellness industries.

Stock Exchange Listing

	Common	Series A Preferred
NYSE–Symbol:	GRX	GRX PrA
Shares Outstanding:	11,217,460	1,200,000

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

One Corporate Center,

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.com

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Agnes Mullady
Chairman &	President & Treasurer
Chief Executive Officer,
GAMCO Investors, Inc.	Bruce N. Alpert
Secretary &
Anthony J. Colavita	Acting Chief Compliance
President,	Officer
Anthony J. Colavita, P.C.
Carter W. Austin
James P. Conn	Vice President
Former Managing Director
& Chief Investment Officer,	Wayne C. Pinsent, CFA
Financial Security	Assistant Vice President &
Assurance Holdings Ltd.	Ombudsman

Vincent D. Enright	David I. Schachter
Former Senior Vice President	Vice President
& Chief Financial Officer,
KeySpan Corp.	Adam E. Tokar
Vice President
Robert C. Kolodny, MD
Physician, Principal of KBS	INVESTMENT ADVISER
Management LLC
Gabelli Funds, LLC
Kuni Nakamura	One Corporate Center Rye,
President,	New York 10580-1422
Advanced Polymer, Inc.
CUSTODIAN
Anthonie C. van Ekris
Chairman,	The Bank of New York
BALMAC International, Inc.	Mellon

Salvatore J. Zizza	COUNSEL
Chairman, Zizza &
Associates Corp.	Willkie Farr & Gallagher LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust
Company, N.A.

GRX Q4/2012

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,927 for 2011 and $24,927 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $6,000 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,250 for 2011 and $3,250 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

3

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.    Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.    In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4

4.    Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5.    VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.    Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.    If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.    In the case of a proxy contest, records are maintained for each opposing entity.

9.    Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

  The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

  The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)    The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

6

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

7

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

8

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

11

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of Gabelli Healthcare & WellnessRx Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Kevin V. Dreyer joined Gabelli & Company, Inc. in 2005 as a research analyst upon earning an MBA from Columbia Business School. Mr. Dryer previously worked as an investment banking analyst at Banc of America Securities following his graduation from the University of Pennsylvania.

Mr. Jeffrey J. Jonas, CFA joined Gabelli & Company, Inc. in 2003 as a research analyst. Prior to his appointment as Associated Portfolio Manager of the Healthcare Trust, Mr. Jonas served as co-portfolio manager of GAMCO Medical Opportunities LP. Mr. Jonas was a Presidential Scholar at Boston College where he received a BS in finance and management information systems.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2012. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	19.1B	8	4.5B
	Other Pooled Investment Vehicles:	15	542.5M	13	534.6M
	Other Accounts:	1,869	14.7B	19	1.6B

2. Kevin V. Dreyer	Registered Investment Companies:	5	5.1B	1	2.0B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	184	537.6M	2	73.1M

3. Jeff Jonas	Registered Investment Companies:	2	2.9B	1	2.0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	5	74.7M	2	73.1M

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.    Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.    If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

PURSUIT OF DIFFERING STRATEGIES.    At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, and Jeffrey J. Jonas each owned over $1,000,000, $10,001-$50,000 and $50,001-$100,000, respectively, of shares of the Trust as of December 31, 2012.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/12 through 07/31/12	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – N/A Preferred – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #2 08/01/12 through 08/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #3 09/01/12 through 09/30/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A –N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #4 10/01/12 through 10/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000

Month #5 11/01/12 through 11/30/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Month #6 12/01/12 through 12/31/12	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 11,217,460 Preferred Series A – 1,200,000
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer and Principal
Financial Officer

Date	3/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer and Principal
Financial Officer

Date	3/11/2013

* Print the name and title of each signing officer under his or her signature.